UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2024 (August 13, 2024)

INFLECTION POINT ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IPXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Services and Indemnification Agreement

On August 13, 2024, Inflection Point Acquisition Corp. II (the “Company”), Inflection Point Holdings II LLC, Delaware limited liability company (the “Sponsor”), The Venture Collective LLC, an affiliate of our director Nicholas Shekerdemian (“TVC”), Peter Ondishin and Kevin Shannon entered into a second amendment (the “Second Amendment”) to the Company’s services and indemnification agreement, dated May 24, 2023, by and among the Company, the Sponsor, TVC, Mr. Ondishin and Mr. Shannon (as amended by the Amendment to Services and Indemnification Agreement, dated as of March 28, 2024, the “Services and Indemnification Agreement”), pursuant to which the Company received the services of Mr. Ondishin, as chief financial officer of the Company, and Kevin Shannon, as chief of the staff for the Company, in exchange for a monthly fee of $24,091.00 to TVC (the “Monthly Fee”).

Pursuant to the Second Amendment, the parties agreed to reduce the Monthly Fee, effective as of April 1, 2024, from $24,091.000 to $18,882.02 starting April 1, 2024. The remaining terms of the Services and Indemnification Agreement, including the services and indemnities provided thereto, are unchanged by the Second Amendment.

The foregoing summary of the Second Amendment is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Working Capital Promissory Note

On August 13, 2024, the Company, issued a convertible promissory note (the “Note”) to Michael Blitzer, its Chief Executive Officer (“Mr. Blitzer”), pursuant to which the Company may borrow up to $2,500,000 from Mr. Blitzer upon delivery of a written request of the Company related to ongoing expenses reasonably related to the business of the Company and the consummation of a business combination.

The Note does not bear interest and all unpaid principal under the Note shall be due and payable in full on the earlier of (i) November 30, 2024, or such later date by which the Company must consummate a business combination pursuant to its governing documents (as may be amended by a shareholder vote) and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”), unless accelerated upon the occurrence of an event of default as set forth in the Note. Mr. Blitzer will have the option, at any time on or prior to the repayment of all amounts outstanding under the Note, to convert any amounts outstanding under the Note, up to $1,500,000 in the aggregate, into warrants to purchase Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering.

The foregoing summary of the Note is qualified in its entirety by reference to the Note, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the heading “Working Capital Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Working Capital Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

These securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Sponsor is an accredited investor for purposes of Rule 501 of Regulation D.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Second Amendment to Services and Indemnification Agreement, dated August 13, 2024, by and among the Company, Inflection Point Holdings II LLC, The Venture Collective LLC, Peter Ondishin and Kevin Shannon.
10.2	Convertible Promissory Note, dated as of August 13, 2024, issued to Michael Blitzer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2024	INFLECTION POINT ACQUISITION CORP. II.

	By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer

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